
                                   RULE 10F-3
              PURCHASE OF SECURITIES IN AN UNDERWRITING SYNDICATE*
                      PERIOD COVERED 2/28/2008 - 2/28/2009
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            FUND NAME                           SECURITY DESCRIPTION                TRADE DATE
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio  Consolidated Edison Co of NY 5.85 04/01/2018     04/01/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio  Consolidated Edison Co of NY 6.75 04/01/2038     04/01/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio           Martin Marietta Materials               04/16/08
                                                  6.60 04/15/2018
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Diversified Fixed Income Portfolio   Lehman Brothers Holdings 6.875 05/02/2018       04/17/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio      Merrill Lynch & Co 6.875 04/25/2018          04/22/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio  Centerpoint Energy Resources 6.00 05/15/2018     05/12/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio     Entergy Gulf States LA 6.00 05/01/2018        05/12/08
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Diversified Fixed Income Portfolio      Parker-Hannifin Corp 5.50 05/15/2018         05/13/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio      Parker-Hannifin Corp 6.25 05/15/2038         05/13/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio           AT&T Inc. 6.700 11/15/2013              11/12/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio       Duke Energy Corp. 5.750 11/15/2013          11/12/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio       Duke Energy Corp. 7.000 11/15/2018          11/12/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio    Pacific Gas & Electric 6.250 12/01/2013        11/13/08
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Diversified Fixed Income Portfolio    Time Warner Cable Inc. 8.750 02/14/2019        11/13/08
----------------------------------- --------------------------------------------- ----------------


----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio    Time Warner Cable Inc. 8.250 02/14/2014        11/13/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio          Kroger Co. 7.500 01/15/2014              11/18/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio     Noble Drilling Corp. 7.375 03/15/2014         11/18/08
----------------------------------- --------------------------------------------- ----------------
Diversified Fixed Income Portfolio         Campbell Soup 4.500% 2/15/2019            01/14/09
----------------------------------- --------------------------------------------- ----------------


----------------------------------- --------------------------------------------- ---------------- -------------------------------
 AFFILIATED PRINCIPAL UNDERWRITER                 EXECUTING BROKER                PURCHASE PRICE         SHARES/PAR AMOUNT
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities          Merrill Lynch Pierce Fenner & Smith Inc         $99.96                  100,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities          Merrill Lynch Pierce Fenner & Smith Inc         $99.71                  100,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                          JPMorgan                        $99.93                  125,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                    Lehman Brothers Inc.                  $99.67                  125,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities          Merrill Lynch Pierce Fenner & Smith Inc         $99.91                  190,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                    Barclays Capital Inc                  $99.17                  100,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                  Morgan Stanley & Co Inc                 $99.56                  100,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                  Morgan Stanley & Co Inc                 $99.77                  135,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                  Morgan Stanley & Co Inc                 $99.95                   60,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
       Wachovia Securities                    JPMorgan Securities Inc.                $99.83                  200,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities               Citigroup Global Markets Inc.              $99.77                  150,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                   Barclays Capital Inc.                  $99.71                  100,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                 Morgan Stanley & Co. Inc.                $99.26                  200,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
       Wachovia Securities                 Citigroup Global Markets Inc.              $98.47                  100,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------

----------------------------------- --------------------------------------------- ---------------- -------------------------------
       Wachovia Securities                 Deutsche Bank Securities Inc.              $99.85                  150,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                  JPMorgan Securities Inc.                $99.81                  250,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
      Wells Fargo Securities                    Goldman Sachs & Co.                   $99.70                  250,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------
       Wachovia Securities                   JP Morgan Securities Inc.                $99.29                  350,000
----------------------------------- --------------------------------------------- ---------------- -------------------------------


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